SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 30, 2000



                          Grow Biz International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


      000-22012                                        41-1622691
(Commission File Number)                 (I.R.S. Employer Identification Number)


                4200 Dahlberg Drive, Golden Valley, MN 55422-4837
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 520-8500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

          On August 31, 2000, the Company announced that it has completed the sale of the Computer Renaissance Franchise system and three Computer Renaissance retail stores to Hollis Technologies, LLC of Lakeland Florida. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated August 31, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GROW BIZ INTERNATIONAL, INC



Date:  September 1, 2000            By /s/ John L. Morgan
                                           John L. Morgan,
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                                       to

                            August 30, 2000 Form 8-K

                          Grow Biz International, Inc.



Exhibit Number             Exhibit Description


      99.1                 Press Release dated August 31, 2000.